UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2021

TLG Acquisition One Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39948	85-3310839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 North Flagler Drive, Suite 520 West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 945-8340

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third redeemable warrant	TLGA.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	TLGA	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at exercise price of $11.50 per share	TLGA WS	New York Stock Exchange

☑

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On February 1, 2021, TLG Acquisition One Corp. (the “Company”) consummated its initial public offering (“IPO”) of 40,000,000 units (the “Units”), including the issuance of 5,000,000 Units as a result of the underwriter’s exercise of its over-allotment option in full.  Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-third of one redeemable warrant of the Company.  Each whole warrant  (“Warrant”) is exercisable to purchase one share of the Company’s Class A common stock at a price of $11.50 per share.  Only whole warrants are exercisable. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $400,000,000 (before underwriting discounts and commissions and offering expenses).

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of 4,666,667 warrants and 2,000,000 warrants (collectively, the “Private Placement Warrants”) to TLG Acquisition Founder, LLC and RBC Capital Markets, LLC, respectively, at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $10,000,000.

On February 1, 2021, a total of $400,000,000, comprised of $392,000,000 of the proceeds from the IPO (which amount includes $14,000,000 of the underwriters’ deferred discount) and $8,000,000 of the proceeds from the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of February 1, 2021, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of February 1, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLG ACQUISITION ONE CORP.

Dated: February 5, 2021

	By:	/s/ John Michael Lawrie
Name: John Michael Lawrie
Title: Chief Executive Officer